EXHIBIT 4.22

Supplemental Agreement No. 25

to

Purchase Agreement No. 2910

between

THE BOEING COMPANY

and

GAC Inc.

Relating to Boeing Model 737-8EH Aircraft

            THIS SUPPLEMENTAL AGREEMENT, entered into as of the _________ day of ____________________ 2015, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in the City of Seattle, State of Washington, USA (Boeing), and GAC Inc., a company organized under the laws of the Cayman Islands (Buyer);

W I T N E S S E T H:

            WHEREAS, Boeing and Buyer entered into Purchase Agreement No. 2910, dated 17 May 2004, as amended and supplemented (the Agreement) relating to the purchase and sale of fifteen (15) Boeing Model 737-8EH aircraft;

Whereas, Buyer and Boeing now wish to amend certain terms and conditions associated with the Agreement,

WHEREAS, Boeing and Buyer have agreed to amend the Agreement to incorporate Buyer’s [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], and

WHEREAS, Boeing and Buyer have also agreed to amend the Agreement to incorporate certain other changes as may be described herein;

            NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree to amend the Agreement as follows:

1

1.         Table of Contents.

Remove and replace, in its entirety, the Table of Contents with a new Table of Contents (attached hereto) to reflect the incorporation of this Supplemental Agreement No. 25 (SA-25) into the Purchase Agreement.

2.         Tables.

            2.1       Remove and replace Table 13 to Purchase Agreement No. 2910, Aircraft Delivery, Description, Price and Advance Payments, with the new Table 13 (attached hereto) in order to incorporate Customer and Boeing agreement to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.2       Remove and replace Table 14 to Purchase Agreement No. 2910, Aircraft Delivery, Description, Price and Advance Payments, with the new Table 14 (attached hereto) in order to incorporate Customer and Boeing agreement to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.         Exhibits.

3.1       Remove and replace the Supplemental Exhibit No. BFE1, Buyer Furnished Equipment Variables, with a new Supplemental Exhibit No. BFE1 (attached hereto) in order to incorporate [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.         Advance Payments

4.1       [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in definitive agreement payments held by Boeing.  The full amount of these definitive agreement payments [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The application of those definitive agreement [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.2       [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in advance payments on hand excluding definitive agreement payments.  This amount will be held as excess payments to be applied to future advance payments.  Boeing will begin applying this excess payments amount to advance payments owed [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2

5.         Confidential Treatment.

Customer and Boeing each understands that certain commercial and financial information contained in this Supplemental Agreement are considered by both Customer and Boeing as confidential.  Customer and Boeing agree that each will treat this Supplemental Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of the other party, disclose this Supplemental Agreement or any information contained herein to any other person or entity.

 ________________________________________

The Purchase Agreement, Exhibits and Letter Agreements shall be deemed amended to the extent herein provided and as so amended shall continue in full force and effect.  In the event of any inconsistency between the above provisions and those provisions contained in the Purchase Agreement, the terms of this Supplemental Agreement will govern and control.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY

By _________________________

Its                 Attorney‑In‑Fact

GAC INC.

By _________________________	By _________________________
Its	Its
Witness	Witness

3

TABLE OF CONTENTS
SUPPLEMENTAL
AGREEMENT
NUMBER
ARTICLES

	1.	Quantity, Model and Description
	2.	Delivery Schedule
	3.	Price
	4.	Payment
	5.	Miscellaneous

TABLE

	1.	Aircraft Information Table 1 (Block 1 aircraft)	SA-13
	2.	Aircraft Information Table 2 (Block 2 aircraft)	SA-19
	3.	Aircraft Information Table 2-A (Block 2-A aircraft)	SA-19
	4.	Aircraft Information Table 3 (Block 3 aircraft)	SA-11
	5.	Aircraft Information Table 4 (Block 4 aircraft)	SA-19
	6.	Aircraft Information Table 5 (Block 5 aircraft)	SA-22
	7.	Aircraft Information Table 6 (Block 6 aircraft)	SA-23
	8.	Aircraft Information Table 7 (Block 7 aircraft)	SA-14
	9.	~~Aircraft Information Table 8 (Block 8 aircraft)~~ Deleted	SA-21
	10.	~~Aircraft Information Table 9 (Block 9 aircraft~~) Deleted	SA-21
	11.	~~Aircraft Information Table 10 (Block 10 aircraft)~~ Deleted	SA-22
	12.	Aircraft Information Table 11 (Block 11 aircraft)	SA-24
	13.	Aircraft Information Table 12 (Block 12 aircraft)	SA-18
	14.	Aircraft Information Table 13 (Block 13 aircraft)	SA-25
	15.	Aircraft Information Table 14 (Block 14 aircraft)	SA-25

EXHIBIT

A.	A.	Aircraft Configuration – Block 1 & 2	SA-19
	A-1.	Aircraft Configuration – Block 2-A	SA-19
	A-2.	Aircraft Configuration – Block 3 & 4	SA-19
	A-3.	Aircraft Configuration – Table 7 (737-700)	SA-14
	A-4.	Aircraft Configuration – Block 5 & 6	SA-19
	A-5.	Aircraft Configuration – Block 8 – 11 & Block 13	SA-19
	A-6.	Baseline 737-700 Aircraft Configuration – Table 12	SA-18
	A-7.	Baseline 737-800 Aircraft Configuration – Table 14	SA-21

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

	AE1.	Escalation Adjustment/Airframe and Optional Features	SA-5
	BFE1.	BFE Variables	SA-25
	CS1.	Customer Support Variables
	EE1.	Engine Escalation/Engine Warranty and Patent Indemnity
	SLP1.	Service Life Policy Components

i

SUPPLEMENTAL
LETTER AGREEMENTS	AGREEMENT
NUMBER

2910-01	Customer Software
2910-02	Spares – Flight Crew Training Spare Parts Support
2910-03	Spares – Initial Provisioning
6-1162-DME-0706R4	Purchase Rights	SA-19
6-1162-DME-0707R1	Advance Payment Matters	SA-21
6-1162-DME-0708	Technical Matters
6-1162-DME-0710	Performance Guarantees [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-10
6-1162-DME-0711	Promotional Support
6-1162-DME-0712	Special Matters (canceled & superseded)	SA-5
6-1162-DME-0713	Tailored Weight Program
6-1162-DME-0714	Demonstration Flight Waiver
6-1162-DME-0824R2	Special Matters - Table 1-7 Aircraft	SA-18
6-1162-DME-0825	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Escalation	SA-18
6-1162-DME-0841	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-7
Advance Payment Matters
6-1162-DME-0867	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] - Signing of SA-7	SA-7
6-1162- DME-1104	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Escalation Program	SA-21
6-1162- DME-1106R1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-21
6-1162- DME-1107	Promotional Support Agreement - Varig	SA-18
6-1162-DME-1111R1	SA-13 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-14
6-1162- DME-1152	Aircraft Performance Guarantees – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-15
6-1162- DME-1153	Aircraft Performance Guarantees – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-15
6-1162- DME-1162	Special Matters – Table 8-11 & Table 13 Aircraft	SA-19
6-1162- DME-1164	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-15
6-1162- DME-1185	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-16

ii

6-1162- DME-1213	Special Matters – Table 12 Aircraft	SA-18
6-1162- DME-1250	Certain Special Matters – Table 13 Aircraft	SA-19
6-1162- DME-1271	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-20
6-1162- DME-1272	Special Matters – Table 5 Aircraft Substitution	SA-20
6-1162-DME-1274	Option Aircraft	SA-21
6-1167- DME-1339	Special Matters – Table 14 Aircraft	SA-21
GOT-PA-02910-LA-1209208	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-21

iii

RECORD OF SUPPLEMENTAL AGREEMENTS

SA-1	16	July	2004
SA-2	20	January	2005
SA-3	07	March	2005
SA-4	24	March	2005
SA-5	25	July	2005
SA-6	26	August	2005
SA-7	18	November	2005
SA-8	17	February	2006
SA-9	13	March	2006
SA-10	19	October	2006
SA-11	24	October	2006
SA-12	28	February	2007
SA-13	17	December	2007
SA-14	29	September	2008
SA-15	30	April	2009
SA-16	24	September	2009
SA-17	28	October	2009
SA-18	08	July	2010
SA-19	17	September	2010
SA-20	11	February	2011
SA-21	01	October	2012
SA-22	17	April	2013
SA-23	26	August	2013
SA-24	24	November	2013
SA-25			2015

iv

Airframe Model/MTOW:		737-800	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Detail Specification:			[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	2Q10 External Fcst
Engine Model/Thrust:		CFM56-7B27/B1		Airframe Price Base Year/Escalation Formula:				[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Airframe Price:				Engine Price Base Year/Escalation Formula:
Optional Features:
Sub-Total of Airframe and Features:				Airframe Escalation Data:
Engine Price (Per Aircraft):				Base Year Index (ECI):			[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Aircraft Basic Price (Excluding BFE/SPE):				Base Year Index (CPI):

Buyer Furnished Equipment (BFE) Estimate:			[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Seller Purchased Equipment (SPE) Estimate:

Deposit per Aircraft:			[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor		Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)		Price Per A/P	1%	4%	5%	30%
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]		[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
0
1
1
1
1
1
Total	6

Airframe Model/MTOW:		737-800	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Detail Specification:			[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	4Q11 External Fcst~4Q11 External Fcst - Engines
Engine Model/Thrust:		CFM56-7B27/B1		Airframe Price Base Year/Escalation Formula:				[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Airframe Price:				Engine Price Base Year/Escalation Formula:
Optional Features:
Sub-Total of Airframe and Features:				Airframe Escalation Data:
Engine Price (Per Aircraft):				Base Year Index (ECI):			[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Aircraft Basic Price (Excluding BFE/SPE):				Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

Refundable Deposit/Aircraft at Proposal Accept:			[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor		Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)		Price Per A/P	1%	4%	5%	30%
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]		[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
1
Total:	2

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

GAC INC.

Supplemental Exhibit BFE1 to Purchase Agreement Number 2910

BOEING PROPRIETARY

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737-8EH AIRCRAFT

This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1.         Supplier Selection.

            Customer will:

            1.1       Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

                        Galley System                                                 Complete 2005

                        Galley Inserts                                                  Complete 2005

                        Seats (passenger)                                             Complete 2005

                        Cabin Systems Equipment                              Complete 2005

                        Miscellaneous Emergency Equipment            Complete 2005

                        Cargo Handling Systems                                ****N/A****

2.         On-dock Dates

 On or before March 2005, Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE.  For planning purposes, a preliminary BFE on-dock schedule is set forth in the table below:

BOEING PROPRIETARY

BOEING PROPRIETARY

For planning purposes, preliminary BFE on-dock dates:
Scheduled Month/Year of Delivery:	Qty	Seats	Galleys / Furnishings	Electronics	Miscellaneous/ Emergency Equipment	Textiles / Raw Material	Cargo Systems	Provision Kits	Radomes
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	NA	NA	NA

June 2006: Early roll out to support flight test r/o 11/7/05; * Emergency floor lighting will be deferred until after flight test. All other cabin lighting and emergency egress lighting will be fully operational per flight test requirements. Estimated deferred on-dock date for floor lighting 2/19/06; * All carpets and seat track covers will be deferred until after flight test is complete. Estimated on-dock 1/9/06

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	NA	NA	NA
	2						NA	NA	NA
	2						NA	NA	NA
	2						NA	NA	NA
	2						NA	NA	NA
	1						NA	NA	NA
	1						NA	NA	NA
	2						NA	NA	NA
	2						NA	NA	NA
	1						NA	NA	NA
	3						NA	NA	NA
	2						NA	NA	NA
	2						NA	NA	NA
	2						NA	NA	NA
	2						NA	NA	NA
	1						NA	NA	NA

BOEING PROPRIETARY

BOEING PROPRIETARY

For planning purposes, preliminary BFE on-dock dates:
Scheduled Month/Year of Delivery:	Qty	Seats	Galleys / Furnishings	Electronics	Miscellaneous/ Emergency Equipment	Textiles / Raw Material	Cargo Systems	Provision Kits	Radomes
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	NA	NA	NA
	1						NA	NA	NA
	2						NA	NA	NA
	2						NA	NA	NA
	1						NA	NA	NA
	1						NA	NA	NA
	2						NA	NA	NA
	1						NA	NA	NA
	2						NA	NA	NA
	2						NA	NA	NA
	1						NA	NA	NA

BOEING PROPRIETARY

BOEING PROPRIETARY

For planning purposes, preliminary BFE on-dock dates:
Scheduled Month/Year of Delivery:	Qty	Seats	Galleys / Furnishings	Electronics	Miscellaneous/ Emergency Equipment	Textiles / Raw Material	Cargo Systems	Provision Kits	Radomes
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	3	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	NA	NA	NA
	1						NA	NA	NA
	2						NA	NA	NA
	1						NA	NA	NA
	1						NA	NA	NA
	1						NA	NA	NA
	1						NA	NA	NA
	1						NA	NA	NA
	2						NA	NA	NA
	2						NA	NA	NA
	1						NA	NA	NA
	2						NA	NA	NA
	1						NA	NA	NA
	1						NA	NA	NA
	1						NA	NA	NA
	1						NA	NA	NA

BOEING PROPRIETARY

BOEING PROPRIETARY

For planning purposes, preliminary BFE on-dock dates:
Scheduled Month/Year of Delivery:	Qty	Seats	Galleys / Furnishings	Antennas & Mounting Equipment	Avionics	Cabin Systems Equipment	Miscellaneous/ Emergency Equipment	Textiles / Raw Material	Cargo Systems	Provision Kits	Radomes
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	0	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	NA	NA	NA
	0								NA	NA	NA
	1								NA	NA	NA
	2								NA	NA	NA
	0								NA	NA	NA
	2								NA	NA	NA
	2								NA	NA	NA
	1								NA	NA	NA
	1								NA	NA	NA
	2								NA	NA	NA
	2								NA	NA	NA
	2								NA	NA	NA
	2								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	1								NA	NA	NA
	3								NA	NA	NA
	2								NA	NA	NA
	1								NA	NA	NA
	1								NA	NA	NA
	0								NA	NA	NA

BOEING PROPRIETARY

BOEING PROPRIETARY

For planning purposes, preliminary BFE on-dock dates:
Scheduled Month/Year of Delivery:	Qty	Seats	Galleys / Furnishings	Antennas & Mounting Equipment	Avionics	Cabin Systems Equipment	Miscellaneous/ Emergency Equipment	Textiles / Raw Material	Cargo Systems	Provision Kits	Radomes
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	1								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	1								NA	NA	NA
	0								NA	NA	NA
	1								NA	NA	NA
	0								NA	NA	NA
	1								NA	NA	NA
	1								NA	NA	NA
	1								NA	NA	NA
	0								NA	NA	NA
	1								NA	NA	NA
	1								NA	NA	NA

BOEING PROPRIETARY

BOEING PROPRIETARY

For planning purposes, preliminary BFE on-dock dates:
Scheduled Month/Year of Delivery:	Qty	Seats	Galleys / Furnishings	Antennas & Mounting Equipment	Avionics	Cabin Systems Equipment	Miscellaneous/ Emergency Equipment	Textiles / Raw Material	Cargo Systems	Provision Kits	Radomes
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	1								NA	NA	NA
	0								NA	NA	NA
	1								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA

BOEING PROPRIETARY

BOEING PROPRIETARY

For planning purposes, preliminary BFE on-dock dates:
Scheduled Month/Year of Delivery:	Qty	Seats	Galleys / Furnishings	Antennas & Mounting Equipment	Avionics	Cabin Systems Equipment	Miscellaneous/ Emergency Equipment	Textiles / Raw Material	Cargo Systems	Provision Kits	Radomes
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	0	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	NA	NA	NA
	0								NA	NA	NA
	1								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA

3.                  Additional Delivery Requirements

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations.  In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to

BOEING PROPRIETARY

BOEING PROPRIETARY

such request,  Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below.  Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

BOEING PROPRIETARY

Supplemental Agreement No. 26

to

Purchase Agreement No. 2910

between

THE BOEING COMPANY

and

GAC Inc.

Relating to Boeing Model 737-8EH Aircraft

            THIS SUPPLEMENTAL AGREEMENT, entered into as of the _________ day of ____________________ 2015, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in the City of Seattle, State of Washington, USA (Boeing), and GAC Inc., a company organized under the laws of the Cayman Islands (Buyer);

W I T N E S S E T H:

            WHEREAS, Boeing and Buyer entered into Purchase Agreement No. 2910, dated 17 May 2004, as amended and supplemented (the Agreement) relating to the purchase and sale of fifteen (15) Boeing Model 737-8EH aircraft (Aircraft);

Whereas, Buyer and Boeing now wish to amend certain terms and conditions associated with the Agreement,

WHEREAS, Boeing and Buyer have agreed to amend the Agreement to incorporate Buyer’s decision to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], and

WHEREAS, Boeing and Buyer have also agreed to amend the Agreement to incorporate certain other changes as may be described herein;

            NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree to amend the Agreement as follows:

1

1.         Table of Contents.

Remove and replace, in its entirety, the Table of Contents with a new Table of Contents (attached hereto) to reflect the incorporation of this Supplemental Agreement No. 26 (SA-26) into the Purchase Agreement.

2.         Tables.

            2.1       Remove and replace Table 13 to Purchase Agreement No. 2910, Aircraft Delivery, Description, Price and Advance Payments, with the new Table 13 (attached hereto) in order to incorporate Buyer and Boeing’s agreement [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.2       Remove and replace Table 14 to Purchase Agreement No. 2910, Aircraft Delivery, Description, Price and Advance Payments, with the new Table 14 (attached hereto) in order to incorporate Buyer and Boeing’s agreement to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.         Exhibits.

Remove and replace the Supplemental Exhibit No. BFE1, Buyer Furnished Equipment Variables, with a new Supplemental Exhibit No. BFE1 (attached hereto) in order to incorporate the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.         Advance Payments

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in definitive agreement payments held by Boeing.  The full amount of these definitive agreement payments [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The application of those definitive agreement [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5.         Confidential Treatment.

Buyer and Boeing each understands that certain commercial and financial information contained in this Supplemental Agreement are considered by both Buyer and Boeing as confidential.  Buyer and Boeing agree that each will treat this Supplemental Agreement and the information contained herein as confidential and, except as otherwise required by law,

2

will not, without the prior written consent of the other party, disclose this Supplemental Agreement or any information contained herein to any other person or entity.

 ________________________________________

The Purchase Agreement, Exhibits and Letter Agreements shall be deemed amended to the extent herein provided and as so amended shall continue in full force and effect.  In the event of any inconsistency between the above provisions and those provisions contained in the Purchase Agreement, the terms of this Supplemental Agreement will govern and control.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY

By _________________________

Its                 Attorney‑In‑Fact

GAC INC.

By _________________________	By _________________________
Its	Its
Witness	Witness

3

TABLE OF CONTENTS
SUPPLEMENTAL
AGREEMENT
NUMBER
ARTICLES

	1.	Quantity, Model and Description
	2.	Delivery Schedule
	3.	Price
	4.	Payment
	5.	Miscellaneous

TABLE

	1.	Aircraft Information Table 1 (Block 1 aircraft)	SA-13
	2.	Aircraft Information Table 2 (Block 2 aircraft)	SA-19
	3.	Aircraft Information Table 2-A (Block 2-A aircraft)	SA-19
	4.	Aircraft Information Table 3 (Block 3 aircraft)	SA-11
	5.	Aircraft Information Table 4 (Block 4 aircraft)	SA-19
	6.	Aircraft Information Table 5 (Block 5 aircraft)	SA-22
	7.	Aircraft Information Table 6 (Block 6 aircraft)	SA-23
	8.	Aircraft Information Table 7 (Block 7 aircraft)	SA-14
	9.	~~Aircraft Information Table 8 (Block 8 aircraft)~~ Deleted	SA-21
	10.	~~Aircraft Information Table 9 (Block 9 aircraft~~) Deleted	SA-21
	11.	~~Aircraft Information Table 10 (Block 10 aircraft)~~ Deleted	SA-22
	12.	Aircraft Information Table 11 (Block 11 aircraft)	SA-24
	13.	Aircraft Information Table 12 (Block 12 aircraft)	SA-18
	14.	Aircraft Information Table 13 (Block 13 aircraft)	SA-26
	15.	Aircraft Information Table 14 (Block 14 aircraft)	SA-26

EXHIBIT

A.	A.	Aircraft Configuration – Block 1 & 2	SA-19
	A-1.	Aircraft Configuration – Block 2-A	SA-19
	A-2.	Aircraft Configuration – Block 3 & 4	SA-19
	A-3.	Aircraft Configuration – Table 7 (737-700)	SA-14
	A-4.	Aircraft Configuration – Block 5 & 6	SA-19
	A-5.	Aircraft Configuration – Block 8 – 11 & Block 13	SA-19
	A-6.	Baseline 737-700 Aircraft Configuration – Table 12	SA-18
	A-7.	Baseline 737-800 Aircraft Configuration – Table 14	SA-21

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

	AE1.	Escalation Adjustment/Airframe and Optional Features	SA-5
	BFE1.	BFE Variables	SA-26
	CS1.	Customer Support Variables
	EE1.	Engine Escalation/Engine Warranty and Patent Indemnity
	SLP1.	Service Life Policy Components

i

SUPPLEMENTAL
LETTER AGREEMENTS	AGREEMENT
NUMBER

2910-01	Customer Software
2910-02	Spares – Flight Crew Training Spare Parts Support
2910-03	Spares – Initial Provisioning
6-1162-DME-0706R4	Purchase Rights	SA-19
6-1162-DME-0707R1	Advance Payment Matters	SA-21
6-1162-DME-0708	Technical Matters
6-1162-DME-0710	Performance Guarantees [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-10
6-1162-DME-0711	Promotional Support
6-1162-DME-0712	Special Matters (canceled & superseded)	SA-5
6-1162-DME-0713	Tailored Weight Program
6-1162-DME-0714	Demonstration Flight Waiver
6-1162-DME-0824R2	Special Matters - Table 1-7 Aircraft	SA-18
6-1162-DME-0825	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Escalation	SA-18
6-1162-DME-0841	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-7
6-1162-DME-0867	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Signing of SA-7	SA-7
6-1162- DME-1104	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Escalation Program	SA-21
6-1162- DME-1106R1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-21
6-1162- DME-1107	Promotional Support Agreement - Varig	SA-18
6-1162-DME-1111R1	SA-13 - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-14
6-1162- DME-1152	Aircraft Performance Guarantees – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-15
6-1162- DME-1153	Aircraft Performance Guarantees – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-15
6-1162- DME-1162	Special Matters – Table 8-11 & Table 13 Aircraft	SA-19
6-1162- DME-1164	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-15

6-1162- DME-1185	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-16
6-1162- DME-1213	Special Matters – Table 12 Aircraft	SA-18
6-1162- DME-1250	Certain Special Matters – Table 13 Aircraft	SA-19
6-1162- DME-1271	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-20
6-1162- DME-1272	Special Matters – Table 5 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-20
6-1162-DME-1274	Option Aircraft	SA-21
6-1167- DME-1339	Special Matters – Table 14 Aircraft	SA-21
GOT-PA-02910-LA-1209208	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-21

RECORD OF SUPPLEMENTAL AGREEMENTS

SA-1	16	July	2004
SA-2	20	January	2005
SA-3	07	March	2005
SA-4	24	March	2005
SA-5	25	July	2005
SA-6	26	August	2005
SA-7	18	November	2005
SA-8	17	February	2006
SA-9	13	March	2006
SA-10	19	October	2006
SA-11	24	October	2006
SA-12	28	February	2007
SA-13	17	December	2007
SA-14	29	September	2008
SA-15	30	April	2009
SA-16	24	September	2009
SA-17	28	October	2009
SA-18	08	July	2010
SA-19	17	September	2010
SA-20	11	February	2011
SA-21	01	October	2012
SA-22	17	April	2013
SA-23	26	August	2013
SA-24	24	November	2013
SA-25	2	October	2015
SA-26			2015

Airframe Model/MTOW:		737-800	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Detail Specification:			[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	2Q10 External Fcst
Engine Model/Thrust:		CFM56-7B27/B1		Airframe Price Base Year/Escalation Formula:				[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Airframe Price:				Engine Price Base Year/Escalation Formula:
Optional Features:
Sub-Total of Airframe and Features:				Airframe Escalation Data:
Engine Price (Per Aircraft):				Base Year Index (ECI):			[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Aircraft Basic Price (Excluding BFE/SPE):				Base Year Index (CPI):

Buyer Furnished Equipment (BFE) Estimate:			[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Seller Purchased Equipment (SPE) Estimate:

Deposit per Aircraft:			[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor		Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)		Price Per A/P	1%	4%	5%	30%
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]		[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
1
1
1
1
Total:	5

Airframe Model/MTOW:		737-800	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Detail Specification:			[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	4Q11 External Fcst~4Q11 External Fcst - Engines
Engine Model/Thrust:		CFM56-7B27/B1		Airframe Price Base Year/Escalation Formula:				[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Airframe Price:				Engine Price Base Year/Escalation Formula:
Optional Features:
Sub-Total of Airframe and Features:				Airframe Escalation Data:
Engine Price (Per Aircraft):				Base Year Index (ECI):			[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Aircraft Basic Price (Excluding BFE/SPE):				Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

Refundable Deposit/Aircraft at Proposal Accept:

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor		Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)		Price Per A/P	1%	4%	5%	30%
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]		[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Total:	1

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

GAC INC.

Supplemental Exhibit BFE1 to Purchase Agreement Number 2910

BOEING PROPRIETARY

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737-8EH AIRCRAFT

This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1.         Supplier Selection.

            Customer will:

            1.1       Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

                        Galley System                                                 Complete 2005

                        Galley Inserts                                                  Complete 2005

                        Seats (passenger)                                             Complete 2005

                        Cabin Systems Equipment                              Complete 2005

                        Miscellaneous Emergency Equipment            Complete 2005

                        Cargo Handling Systems                                ****N/A****

2.         On-dock Dates

 On or before March 2005, Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE.  For planning purposes, a preliminary BFE on-dock schedule is set forth in the table below:

BOEING PROPRIETARY

BOEING PROPRIETARY

For planning purposes, preliminary BFE on-dock dates:
Scheduled Month/Year of Delivery:	Qty	Seats	Galleys / Furnishings	Electronics	Miscellaneous/ Emergency Equipment	Textiles / Raw Material	Cargo Systems	Provision Kits	Radomes
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	NA	NA	NA

June 2006: Early roll out to support flight test r/o 11/7/05; * Emergency floor lighting will be deferred until after flight test. All other cabin lighting and emergency egress lighting will be fully operational per flight test requirements. Estimated deferred on-dock date for floor lighting 2/19/06; * All carpets and seat track covers will be deferred until after flight test is complete. Estimated on-dock 1/9/06

BOEING PROPRIETARY

BOEING PROPRIETARY

For planning purposes, preliminary BFE on-dock dates:
Scheduled Month/Year of Delivery:	Qty	Seats	Galleys / Furnishings	Electronics	Miscellaneous/ Emergency Equipment	Textiles / Raw Material	Cargo Systems	Provision Kits	Radomes
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	NA	NA	NA
	2						NA	NA	NA
	2						NA	NA	NA
	2						NA	NA	NA
	2						NA	NA	NA
	1						NA	NA	NA
	1						NA	NA	NA
	2						NA	NA	NA
	2						NA	NA	NA
	1						NA	NA	NA
	3						NA	NA	NA
	2						NA	NA	NA
	2						NA	NA	NA
	2						NA	NA	NA
	2						NA	NA	NA
	1						NA	NA	NA
	2						NA	NA	NA
	1						NA	NA	NA
	2						NA	NA	NA
	2						NA	NA	NA
	1						NA	NA	NA
	1						NA	NA	NA
	2						NA	NA	NA
	1						NA	NA	NA
	2						NA	NA	NA
	2						NA	NA	NA
	1						NA	NA	NA

BOEING PROPRIETARY

BOEING PROPRIETARY

For planning purposes, preliminary BFE on-dock dates:
Scheduled Month/Year of Delivery:	Qty	Seats	Galleys / Furnishings	Electronics	Miscellaneous/ Emergency Equipment	Textiles / Raw Material	Cargo Systems	Provision Kits	Radomes
	3						NA	NA	NA
	1						NA	NA	NA
	2						NA	NA	NA
	1						NA	NA	NA
	1						NA	NA	NA
	1						NA	NA	NA
	1						NA	NA	NA
	1						NA	NA	NA
	2						NA	NA	NA
	2						NA	NA	NA
	1						NA	NA	NA
	2						NA	NA	NA
	1						NA	NA	NA
	1						NA	NA	NA
	1						NA	NA	NA
	1						NA	NA	NA

BOEING PROPRIETARY

BOEING PROPRIETARY

For planning purposes, preliminary BFE on-dock dates:
Scheduled Month/Year of Delivery:	Qty	Seats	Galleys / Furnishings	Antennas & Mounting Equipment	Avionics	Cabin Systems Equipment	Miscellaneous/ Emergency Equipment	Textiles / Raw Material	Cargo Systems	Provision Kits	Radomes
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	0	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	NA	NA	NA
	0								NA	NA	NA
	1								NA	NA	NA
	2								NA	NA	NA
	0								NA	NA	NA
	2								NA	NA	NA
	2								NA	NA	NA
	1								NA	NA	NA
	1								NA	NA	NA
	2								NA	NA	NA
	2								NA	NA	NA
	2								NA	NA	NA
	2								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	1								NA	NA	NA
	3								NA	NA	NA
	2								NA	NA	NA
	1								NA	NA	NA
	1								NA	NA	NA
	0								NA	NA	NA

BOEING PROPRIETARY

BOEING PROPRIETARY

For planning purposes, preliminary BFE on-dock dates:
Scheduled Month/Year of Delivery:	Qty	Seats	Galleys / Furnishings	Antennas & Mounting Equipment	Avionics	Cabin Systems Equipment	Miscellaneous/ Emergency Equipment	Textiles / Raw Material	Cargo Systems	Provision Kits	Radomes
	2								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	1								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	1								NA	NA	NA
	0								NA	NA	NA
	1								NA	NA	NA
	0								NA	NA	NA
	1								NA	NA	NA
	1								NA	NA	NA
	1								NA	NA	NA
	0								NA	NA	NA
	1								NA	NA	NA
	1								NA	NA	NA

BOEING PROPRIETARY

BOEING PROPRIETARY

For planning purposes, preliminary BFE on-dock dates:
Scheduled Month/Year of Delivery:	Qty	Seats	Galleys / Furnishings	Antennas & Mounting Equipment	Avionics	Cabin Systems Equipment	Miscellaneous/ Emergency Equipment	Textiles / Raw Material	Cargo Systems	Provision Kits	Radomes
	1								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	1								NA	NA	NA
	0								NA	NA	NA
	1								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA

BOEING PROPRIETARY

BOEING PROPRIETARY

For planning purposes, preliminary BFE on-dock dates:
Scheduled Month/Year of Delivery:	Qty	Seats	Galleys / Furnishings	Antennas & Mounting Equipment	Avionics	Cabin Systems Equipment	Miscellaneous/ Emergency Equipment	Textiles / Raw Material	Cargo Systems	Provision Kits	Radomes
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA
	0								NA	NA	NA

BOEING PROPRIETARY

BOEING PROPRIETARY

3.                  Additional Delivery Requirements

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations.  In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request,  Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below.  Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

BOEING PROPRIETARY